Exhibit 99.1

EMCORE Reports Fiscal 2024 Third Quarter Results

BUDD LAKE, NJ, August 6, 2024 – EMCORE Corporation (Nasdaq: EMKR), the world’s largest independent provider of inertial navigation solutions to the aerospace and defense industry, today announced results for the fiscal 2024 third quarter (3Q24) ended June 30, 2024. Management will host a conference call to discuss 3Q24 financial and business results on August 7, 2024 at 8:00 a.m. Eastern Time (ET).

“Revenue came in strong at $20.4 million for 3Q24, driven by record high shipments from our Concord site and a solid performance at our Tinley Park operation,” said Matt Vargas, interim Chief Executive Officer. “On the expense side, we continue to work through the previously announced restructuring actions, which have started to produce results in 3Q24, including an improved gross margin, lower non-GAAP operating expenses, and reduced cash use. Looking ahead, we expect continued improvement with 4Q24 revenue anticipated to be in the range of $20 million to $22 million combined with ongoing cost reductions and an additional quarter of strong bookings.”

Three Months Ended
	Jun 30, 2024	Mar 31, 2024	+increase/ -decrease
	3Q24	2Q24
Revenue	$20.4M	$19.6M	+$0.8M
Gross margin	25%	17%	+8%
Operating expenses (a)	$14.3M	$10.9M	+$3.4M
Net loss on continuing operations	($14.5M)	($7.8M)	-$6.7M
Net loss on continuing operations per share, basic and diluted	($1.60)	($0.87)	-$0.73
Non-GAAP gross margin (b)	24%	15%	+9%
Non-GAAP operating expenses (b)	$9.1M	$9.8M	-$0.7M
Non-GAAP net loss on continuing operations (b)	($4.4M)	($7.0M)	+$2.6M
Non-GAAP net loss on continuing operations per share, basic and diluted (a)	($0.49)	($0.78)	+$0.29
Adjusted EBITDA	($3.6M)	($5.8M)	+$2.2M
Ending cash and cash equivalents	$9.0M	$12.0M	-$3.0M
Line of credit and loan payable	$8.4M	$8.3M	+$0.1M
(a) 3Q24 includes restructuring and asset impairment charges totaling $4.3M.
(b) Please refer to the schedules at the end of this press release for GAAP to non-GAAP reconciliations and other information related to non-GAAP financial measures.

Conference Call

The Company will host a conference call to discuss its financial results on Wednesday, August 7, 2024 at 8:00 a.m. ET (5:00 a.m. PT). The call will be available, live, to interested parties. In the U.S. and Canada, call toll-free by dialing 800-715-9871. For international callers, please dial +1 646-307-1963. The conference passcode number is 5757406. The call will be webcast live via the Company’s investor website at https://investor.emcore.com. Please go to the site beforehand to register and download any necessary software. Or, go directly to https://event.choruscall.com/mediaframe/webcast.html?webcastid=aKN7qMUF a few minutes before the start of the call. The webcast will be available on the Company’s website for replay beginning Wednesday, August 7, 2024, following the conclusion of the call.

About EMCORE

EMCORE Corporation is a leading provider of inertial navigation products for the aerospace and defense markets. We leverage industry-leading Photonic Integrated Chip (PIC), Quartz MEMS, and Lithium Niobate chip-level technology to deliver state-of-the-art component and system-level products across our end-market applications. EMCORE has vertically-integrated manufacturing capability at its facilities in Budd Lake, NJ, Concord, CA, and Tinley Park, IL. Our manufacturing facilities all maintain ISO 9001 quality management certification, and we are AS9100 aerospace quality certified at our facilities in Budd Lake and Concord. For further information about EMCORE, please visit https://www.emcore.com.

Use of Non-GAAP Financial Measures

The Company conforms to U.S. Generally Accepted Accounting Principles (“GAAP”) in the preparation of its financial statements. We disclose supplemental non-GAAP earnings measures, including for gross profit, gross margin, operating expenses, and net loss, as well as adjusted EBITDA. The Company has, regardless of result, applied consistent rationale and methods when presenting supplemental non-GAAP measures.

Management believes these supplemental non-GAAP measures reflect the Company’s core ongoing operating performance and facilitate comparisons across reporting periods. The Company uses these measures when evaluating its financial results and for planning and forecasting of future periods. We believe that these supplemental non-GAAP measures are also useful to investors in assessing our operating performance. While we believe in the usefulness of these supplemental non-GAAP measures, there are limitations. Our non-GAAP measures may not be reported by other companies in our industry and/or may not be directly comparable to similarly titled measures of other companies due to potential differences in calculation. We compensate for these limitations by using these non-GAAP measures as a supplement to GAAP and by providing the reconciliations to the most comparable GAAP measure.

The schedules at the end of this press release reconcile the Company’s non-GAAP measures to the most directly comparable GAAP measure. The adjustments share one or more of the following characteristics: (a) they are unusual and the Company does not expect them to recur in the ordinary course of its business, (b) they do not involve the expenditure of cash, (c) they are unrelated to the ongoing operation of the business in the ordinary course, or (d) their magnitude and timing is largely outside of the Company’s control. All of these items meet one or more of the characteristics listed above. The criteria that must be met for litigation-related expense to qualify as a non-GAAP measure is that it must be directly connected to active litigation that the Company infrequently encounters and is unrelated to the ongoing operations of the business in the ordinary course. All legal expenses related to the ordinary course of business are included in the non-GAAP results consistently for all reporting periods. The Company has, for all reporting periods disclosed in this press release, applied consistent rationale, method, and adjustments in reconciling non-GAAP measures to the most directly comparable GAAP measure, reflecting the Company’s core ongoing operating performance and facilitating comparisons across reporting periods that the Company uses when evaluating its financial results, planning and forecasting future periods, and that are useful to investors in assessing our performance.

Non-GAAP measures are not in accordance with or an alternative to GAAP, nor are they meant to be considered in isolation or as a substitute for comparable GAAP measures. Our disclosures of these measures should be read only in conjunction with our financial statements prepared in accordance with GAAP. Non-GAAP measures should not be viewed as a substitute for the Company’s GAAP results.

Forward-Looking Statements

The information provided herein may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (“Exchange Act”). These forward-looking statements are based on our current expectations and projections about future events and financial trends affecting the financial condition of our business. Such forward-looking statements include, in particular, business outlook including expected revenue for 4Q24, our strategy and focus, goals of our restructuring committee, and statements about our future results of operations and financial position, plans, strategies, business prospects, changes, and trends in our business and the markets in which we operate.

These forward-looking statements may be identified by the use of terms and phrases such as “anticipates”, “believes”, “can”, “could”, “estimates”, “expects”, “forecasts”, “intends”, “may”, “plans”, “projects”, “targets”, “will”, and similar expressions or variations of these terms and similar phrases. Additionally, statements concerning future matters such as the development of new products, future growth, enhancements or technologies, sales levels, expense levels, and other statements regarding matters that are not historical are forward-looking statements. We caution that these forward-looking statements relate to future events or our future financial performance and are subject to business, economic, and other risks and uncertainties, both known and unknown, that may cause actual results, levels of activity, performance, or achievements of our business or our industry to be materially different from those expressed or implied by any forward-looking statements.

These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, including without limitation, the following: (a) risks related to our ability to obtain capital and the terms of any financing transaction that may be available to us, if at all, and our ability to manage existing cash resources for operations; (b) risks related to the Company’s restructuring activities, including costs and expenses incurred in connection with such activities and anticipated operational and cash cost savings, including with respect to gross margin and operating expenses arising from the restructuring actions; (c) risks related to the Company’s compliance with the terms of the Forbearance Agreement with Hale Capital, including, potential consequences of failure to comply and third party costs incurred by the Company related to the Forbearance Agreement; (d) risks related to the loss of personnel, including changes in management; (e) risks related to the conversion of order backlog into product revenue and the timing thereof; (f) risks related to the recent sale of our Chips business and Alhambra InP wafer fab assets, including without limitation (i) the failure to achieve or fully realize the anticipated benefits of the transaction, (ii) third party costs incurred by the Company related to the transaction, and (iii) risks associated with liabilities related to the transaction that were retained by the Company in transaction; (g) risks related to the recent sale of our Broadband and defense optoelectronics businesses, including without limitation (i) the failure to fully realize the anticipated benefits of such transaction, (ii) third party costs incurred by the Company related to any such transaction, (iii) risks associated with liabilities related to the transaction that were retained by the Company, and (iv) risks and uncertainties related to the transfer to the buyer of our manufacturing support and engineering center in China; (h) rapidly evolving markets for the Company’s products and uncertainty regarding the development of these markets; (i) the Company's historical dependence on sales to a limited number of customers and fluctuations in the mix of products and customers in any period; (j) delays and other difficulties in commercializing new products; (k) the failure of new products: (i) to perform as expected without material defects, (ii) to be manufactured at acceptable volumes, yields, and cost, (iii) to be qualified and accepted by our customers, and (iv) to successfully compete with products offered by our competitors; (l) uncertainties concerning the availability and cost of commodity materials and specialized product components that we do not make internally; (m) actions by competitors; (n) risks and uncertainties related to the outcome of legal proceedings; (o) risks and uncertainties related to applicable laws and regulations; (p) acquisition-related risks, including that (i) the revenues and net operating results obtained from our recent acquisitions may not meet our expectations, (ii) the costs and cash expenditures for integration of our recent acquisitions may be higher than expected, may take longer than expected to implement and may result in fewer efficiencies and improvements to the operation of our business and our financial results than currently expected, (iii) we may not recognize the anticipated synergies from our recent acquisitions, (iv) there could be losses and liabilities arising from these acquisitions that we will not be able to recover from any source, and (v) we may not realize sufficient scale from these acquisitions and will need to take additional steps, including making additional acquisitions, to achieve our growth objectives; and (q) other risks and uncertainties discussed under Item 1A - Risk Factors in our Annual Report on Form 10-K for the fiscal year ended September 30, 2023, as updated by our subsequent periodic reports.

Forward-looking statements are based on certain assumptions and analysis made in light of our experience and perception of historical trends, current conditions, and expected future developments as well as other factors that we believe are appropriate under the circumstances. While these statements represent our judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results. All forward-looking statements in this press release are made as of the date hereof, based on information available to us as of the date hereof, and subsequent facts or circumstances may contradict, obviate, undermine, or otherwise fail to support or substantiate such statements. We caution you not to rely on these statements without also considering the risks and uncertainties associated with these statements and our business that are addressed in our filings with the Securities and Exchange Commission (“SEC”) that are available on the SEC’s web site located at www.sec.gov, including the sections entitled “Risk Factors” in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Certain information included in this press release may supersede or supplement forward-looking statements in our other Exchange Act reports filed with the SEC. We do not intend to update any forward-looking statement to conform such statements to actual results or to changes in our expectations, except as required by applicable law or regulation.

EMCORE CORPORATION
Condensed Consolidated Balance Sheets
(unaudited)

	June 30,	September 30,
(in thousands)	2024	2023
ASSETS
Current assets:
Cash and cash equivalents	$8,477	$26,211
Restricted cash	495	495
Accounts receivable, net of credit loss of $309 and $356, respectively	14,531	15,575
Contract assets	8,063	8,402
Inventory	29,205	28,905
Prepaid expenses	6,640	4,612
Other current assets	318	922
Assets held for sale	—	7,264
Total current assets	67,729	92,386
Property, plant, and equipment, net	8,969	15,517
Operating lease right-of-use assets	18,836	21,564
Other intangible assets, net	10,772	12,245
Other non-current assets	2,135	2,201
Total assets	$108,441	$143,913
LIABILITIES and SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$10,016	$9,683
Accrued expenses and other current liabilities	7,821	8,471
Contract liabilities	891	1,630
Financing payable	888	460
Loan payable - current	852	852
Operating lease liabilities - current	3,056	3,033
Liabilities held for sale	—	4,662
Total current liabilities	23,524	28,791
Line of credit	—	6,418
Loan payable - non-current	7,548	3,330
Operating lease liabilities - non-current	18,641	20,882
Asset retirement obligations	4,376	4,194
Other long-term liabilities	—	8
Total liabilities	54,089	63,623
Commitments and contingencies
Shareholders’ equity:
Common stock, no par value, 100,000 shares authorized; 9,755 shares issued and 9,064 shares outstanding as of June 30, 2024; 8,401 shares issued and 7,711 shares outstanding as of September 30, 2023	830,295	825,119
Treasury stock at cost; 691 shares as of June 30, 2024 and September 30, 2023	(47,721)	(47,721)
Accumulated other comprehensive income	350	350
Accumulated deficit	(728,572)	(697,458)
Total shareholders’ equity	54,352	80,290
Total liabilities and shareholders’ equity	$108,441	$143,913

EMCORE CORPORATION
Condensed Consolidated Statements of Operations
(unaudited)

	Three Months Ended June 30,		Nine Months Ended June 30,
(in thousands, except for per share data)	2024	2023	2024	2023
Revenue	$20,435	$26,718	$64,192	$70,947
Cost of revenue	15,422	19,458	49,844	54,447
Gross profit	5,013	7,260	14,348	16,500
Operating expense:
Selling, general, and administrative	4,624	5,714	17,270	24,092
Research and development	3,530	4,345	10,865	13,442
Restructuring	1,347	—	1,347	—
Severance	1,856	11	3,086	27
Impairment	2,919	—	3,007	—
Gain on sale of assets	—	—	(31)	(1,147)
Total operating expense	14,276	10,070	35,544	36,414
Operating loss	(9,263)	(2,810)	(21,196)	(19,914)
Other expense:
Loss on extinguishment of debt	(5,069)	—	(5,069)	—
Interest expense, net	(179)	(194)	(255)	(604)
Other (expense) income	(16)	4	(31)	128
Total other expense	(5,264)	(190)	(5,355)	(476)
Loss from continuing operations before income tax expense	(14,527)	(3,000)	(26,551)	(20,390)
Income tax expense from continuing operations	—	(28)	(114)	(176)
Net loss from continuing operations	$(14,527)	$(3,028)	$(26,665)	$(20,566)
Loss from discontinued operations	$(2,413)	$(6,829)	$(4,449)	$(13,212)
Net loss	$(16,940)	$(9,857)	$(31,114)	$(33,778)
Per share data:
Net loss on continuing operations per share, basic and diluted	$(1.60)	$(0.56)	$(2.96)	$(4.52)
Net loss on discontinued operations per share, basic and diluted	$(0.27)	$(1.27)	$(0.49)	$(2.90)
Net loss per share, basic and diluted	$(1.87)	$(1.83)	$(3.45)	$(7.42)
Weighted-average number of shares outstanding, basic and diluted	9,044	5,393	9,006	4,555

EMCORE CORPORATION
Reconciliations of GAAP to Non-GAAP Financial Measures
(unaudited)

	Three Months Ended
	Jun 30, 2024	Mar 31, 2024
(in thousands, except for percentages)	3Q24	2Q24
Gross profit	$5,013	$3,247
Gross margin	25%	17%
Stock-based compensation expense	70	(341)
Asset retirement obligation accretion	61	61
Intangible asset amortization	486	494
Compensation accrual adjustment	(806)	(599)
Non-GAAP gross profit	$4,824	$2,862
Non-GAAP gross margin	24%	15%

	Three Months Ended
	Jun 30, 2024	Mar 31, 2024
(in thousands)	3Q24	2Q24
Operating expense	$14,276	$10,870
Stock-based compensation expense	1,182	(754)
Impairment expense	(2,919)	(88)
Severance expense	(1,856)	(1,019)
Restructuring expense	(1,347)	—
Compensation accrual adjustment	506	874
Transition/M&A-related expense	(615)	(98)
Litigation-related expense	(156)	—
Non-GAAP operating expense	$9,071	$9,785

	Three Months Ended
	Jun 30, 2024	Mar 31, 2024
(in thousands, except for per share data and percentages)	3Q24	2Q24
Net loss from continuing operations	$(14,527)	$(7,775)
Net loss from continuing operations per share, basic and diluted	$(1.60)	$(0.87)
Stock-based compensation expense	(1,112)	413
Asset retirement obligation accretion	61	61
Intangible asset amortization	486	494
Impairment expense	2,919	88
Severance expense	1,856	1,019
Restructuring expense	1,347	—
Compensation accrual adjustment	(1,312)	(1,473)
Transition/M&A-related expense	615	98
Litigation-related expense	156	—
Loss on extinguishment of debt	5,069	—
Other (income) expense	16	(1)
Income tax expense	—	86
Non-GAAP net loss from continuing operations	$(4,426)	$(6,990)
Non-GAAP net loss from continuing operations per share, basic and diluted	$(0.49)	$(0.78)
Interest expense, net	179	67
Depreciation expense	670	1,154
Adjusted EBITDA	$(3,577)	$(5,769)
Adjusted EBITDA %	(18%)	(29%)

Contact:
EMCORE Corporation
Tom Minichiello
Chief Financial Officer
investor@emcore.com